EXHIBIT 99.1

FOR IMMEDIATE RELEASE:	CONTACT:
Geoff High, Vice President of Investor Relations
303-604-3924
DMC GLOBAL REPORTS THIRD QUARTER FINANCIAL RESULTS
•Third quarter sales were $151.5 million
•Net loss attributable to DMC was $3.1 million
•Adjusted net loss attributable to DMC* was $1.6 million, or $(0.08) per diluted share
•Adjusted EBITDA attributable to DMC* was $8.6 million, while total adjusted EBITDA, inclusive of non-controlling interest (NCI), was $12.0 million
•Net debt* reduced to $30.1 million
•Record order at NobelClad drives backlog recovery

BROOMFIELD, Colo. - November 4, 2025 - DMC Global Inc. (Nasdaq: BOOM) today reported financial results for its third quarter ended September 30, 2025. Consolidated sales were $151.5 million, a 1% decrease from the third quarter of 2024 and a 3% sequential decline. Adjusted EBITDA attributable to DMC was $8.6 million, up 51% compared with the same period last year, down 37% sequentially.

Sales at Arcadia Products, DMC’s architectural building products business, were $61.7 million, up 7% versus last year’s third quarter and down 1% sequentially. Third quarter adjusted EBITDA attributable to DMC more than doubled to $5.1 million from $2.0 million in the year-ago quarter and was up 27% from $4.0 million in the prior quarter. The business benefitted from higher year-over-year sales, which led to improved absorption of fixed manufacturing overhead absorption. Arcadia’s market continues to be impacted by high interest rates, leading to generally lower levels of activity. However, management believes Arcadia has stabilized from the challenges experienced in the prior year and is well positioned for the eventual improvement in market conditions.

DynaEnergetics, DMC’s energy products business, reported third quarter sales of $68.9 million, down 1% from the year-ago third quarter and up 3% sequentially. Adjusted EBITDA was $4.9 million, up from breakeven results in the year-ago third quarter and down 46% sequentially. The sequential decline reflects lower product pricing in a difficult and highly competitive U.S. onshore market. According to the Energy Information Administration, U.S. well completions declined 6% during the third quarter. DynaEnergetics’ third quarter margins were also impacted by higher costs due to tariffs, and receivable and inventory charges.

At NobelClad, DMC’s composite metals business, third quarter sales were $20.9 million, down 16% versus last year’s third quarter and down 21% sequentially. The declines reflect a reduction in bookings due in part to U.S. and reciprocal tariff activities. Adjusted EBITDA was $2.1 million, down 64% versus the comparable year-ago period and down 53% from the previous quarter. The decline reflects reduced absorption of fixed manufacturing overhead on lower sales and a less favorable product mix. The lower sales volume is the direct result of a tariff-driven decline in large-project orders earlier in the year.

NobelClad was awarded a $20 million order during the third quarter for an international petrochemical project. After quarter-end, NobelClad booked an additional $5 million order associated with the same project. Together, they represent the largest order in NobelClad’s history, which will begin to ship in 2026. Backlog at the end of the third quarter totaled $57 million and does not include the $5 million follow-on order.

“During the third quarter, our businesses continued to be heavily impacted by volatile and lower energy prices, generally high interest rates and issues related to current tariff policies.” said James O’Leary, DMC’s president and

CEO. “During this challenging period, we continue to make substantial progress on the primary objective within our control, improving our financial position, as we significantly reduced net debt to $30.1 million, down 47% from the beginning of the year. I want to thank our DMC associates for their continued dedication and hard work in a very tough environment.”

Guidance
Fourth quarter sales are expected to be in a range of $140 million to $150 million, with adjusted EBITDA attributable to DMC anticipated in a range of $5 million to $8 million. Guidance reflects the lagged impact of the decline in U.S. bookings at NobelClad during the first and second quarters of 2025 as sales associated with recently improved incoming orders will not be recognized until 2026. The guidance range also reflects the continued turmoil in DynaEnergetics' core North American business, which has been significantly impacted by both tariffs and declining completion activity, and may experience a seasonal slowdown late in the quarter as has been the case in recent years. While Arcadia will experience some normal seasonal slowdown, it expects continued year-over-year improvement in profitability due to better operational execution. This guidance is heavily influenced by macroeconomic concerns, volatility and visibility issues created by the current state of tariff policies and energy markets and is subject to change either upward or downward as market conditions evolve.

Summary Third Quarter Results

	Three months ended			Change
	Sep 30, 2025	Jun 30, 2025	Sep 30, 2024	Sequential	Year-on-year
Net sales	$151,532	$155,487	$152,429	(3)%	(1)%
Gross profit percentage	21.7%	23.6%	19.8%
SG&A	$25,950	$26,147	$28,205	(1)%	(8)%
Net (loss) income	$(2,070)	$321	$(159,416)	(745)%	99%
Net (loss) income attributable to DMC	$(3,081)	$116	$(101,323)	(2,756)%	97%
Diluted net loss per share attributable to DMC	$(0.10)	$(0.24)	$(8.27)	58%	99%
Adjusted net (loss) income attributable to DMC	$(1,629)	$2,473	$(9,615)	(166)%	83%
Adjusted diluted net (loss) income per share	$(0.08)	$0.12	$(0.49)	(167)%	84%
Adjusted EBITDA attributable to DMC	$8,564	$13,538	$5,671	(37)%	51%
Adjusted EBITDA before NCI allocation	$11,972	$16,228	$7,015	(26)%	71%
Adjusted EBITDA before NCI allocation margin	7.9%	10.4%	4.6%
Arcadia

	Three months ended			Change
	Sep 30, 2025	Jun 30, 2025	Sep 30, 2024	Sequential	Year-on-year
Net sales	$61,661	$61,980	$57,818	(1)%	7%
Gross profit percentage	28.7%	26.2%	23.5%
Adjusted EBITDA attributable to DMC	$5,111	$4,035	$2,014	27%	154%
Adjusted EBITDA before NCI allocation	$8,519	$6,725	$3,358	27%	154%
Adjusted EBITDA before NCI allocation margin	13.8%	10.9%	5.8%

DynaEnergetics

	Three months ended			Change
	Sep 30, 2025	Jun 30, 2025	Sep 30, 2024	Sequential	Year-on-year
Net sales	$68,946	$66,862	$69,679	3%	(1)%
Gross profit percentage	14.5%	20.9%	12.0%
Adjusted EBITDA	$4,867	$8,979	$414	(46)%	1,076%
Adjusted EBITDA margin	7.1%	13.4%	0.6%
NobelClad

	Three months ended			Change
	Sep 30, 2025	Jun 30, 2025	Sep 30, 2024	Sequential	Year-on-year
Net sales	$20,925	$26,645	$24,932	(21)%	(16)%
Gross profit percentage	24.9%	24.7%	33.2%
Adjusted EBITDA	$2,075	$4,399	$5,776	(53)%	(64)%
Adjusted EBITDA margin	9.9%	16.5%	23.2%
•NobelClad's rolling 12-month bookings were $100.2 million, and the 12-month book-to-bill ratio was 0.96.
Conference call information
The conference call will begin today at 5 p.m. Eastern (3 p.m. Mountain) and will be accessible by dialing 877-407-5783 (or +1 201-689-8782 for international callers).
Investors are invited to listen to the webcast live via the Internet at:
https://event.choruscall.com/mediaframe/webcast.html?webcastid=mLoNYXPP

Webcast participants should access the website at least 15 minutes early to register and download any necessary audio software. The webcast also will be available on the Investor page of DMC’s website, located at: ir.dmcglobal.com. A replay of the webcast will be available for six months.
*Use of Non-GAAP Financial Measures
In addition to disclosing financial results that are determined in accordance with generally accepted accounting principles in the United States (GAAP), DMC also discloses certain non-GAAP financial measures that we use in operational and financial decision making. Non-GAAP financial measures include the following:
•EBITDA: defined as net income (loss) plus net interest, taxes, depreciation and amortization.
•Adjusted EBITDA: excludes from EBITDA stock-based compensation, restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC’s operating performance (as further described in the tables below).
•Adjusted EBITDA attributable to DMC Global Inc.: excludes the Adjusted EBITDA attributable to the 40% redeemable noncontrolling interest in Arcadia Products.
•Adjusted EBITDA for DMC business segments: defined as operating income (loss) plus depreciation, amortization, allocated stock-based compensation (if applicable), restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC's operating performance.
•Adjusted net income (loss): defined as net income (loss) attributable to DMC Global Inc. stockholders prior to the adjustment of redeemable noncontrolling interest plus restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC’s operating performance.

•Adjusted diluted earnings per share: defined as diluted earnings per share attributable to DMC Global Inc. stockholders (exclusive of adjustment of redeemable noncontrolling interest) plus restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC's operating performance.
•Net debt: defined as total debt less consolidated cash, cash equivalents and marketable securities per the Condensed Consolidated Balance Sheets.
•Free-cash flow: defined as cash flows from operating activities less net acquisitions of property, plant and equipment.
Management believes providing these additional financial measures is useful to investors in understanding DMC's operating performance, excluding the effects of restructuring, impairment, and other nonrecurring charges, as well as its liquidity. Management typically monitors the business utilizing the above non-GAAP measures, in addition to GAAP results, to understand and compare operating results across accounting periods, and certain management incentive awards are based, in part, on these measures. The presence of non-GAAP financial measures in this report is not intended to suggest that such measures be considered in isolation or as a substitute for, or as superior to, DMC’s GAAP information, and investors are cautioned that the non-GAAP financial measures are limited in their usefulness.
Because not all companies use identical calculations, DMC’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. However, these measures can still be useful in evaluating the company’s performance against its peer companies because management believes the measures provide users with valuable insight into key components of GAAP financial disclosures. For example, a company with greater GAAP net income may not be as appealing to investors if its net income is more heavily comprised of gains on asset sales. Likewise, eliminating the effects of interest income and expense moderates the impact of a company’s capital structure on its performance.
DMC is unable to reconcile its expected fourth quarter 2025 adjusted EBITDA attributable to DMC to the most directly comparable projected GAAP financial measure because certain information necessary to calculate such measure on a GAAP basis is unavailable or dependent on the timing of future events outside of DMC’s control. Therefore, because of the uncertainty and variability of the nature of and the amount of any potential applicable future adjustments, which could be significant, DMC is unable to provide a reconciliation for expected adjusted EBITDA attributable to DMC without unreasonable efforts.
About DMC Global Inc.
DMC Global is an owner and operator of innovative, asset-light manufacturing businesses that provide unique, highly engineered products and differentiated solutions. DMC’s businesses have established leadership positions in their respective markets and consist of: Arcadia, a leading supplier of architectural building products; DynaEnergetics, which serves the global energy industry; and NobelClad, which addresses the global industrial infrastructure and transportation sectors. Based in Broomfield, Colorado, DMC trades on Nasdaq under the symbol “BOOM.” For more information, visit: http://www.dmcglobal.com/.
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Safe Harbor Language
Except for the historical information contained herein, this news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including fourth quarter 2025 guidance on sales, adjusted EBITDA and the expected fourth quarter 2025 results (including billings) and underlying assumptions for each of Arcadia, DynaEnergetics and NobelClad. Such statements and information are based on numerous assumptions regarding present and future business strategies, the markets in which we operate, anticipated costs and the ability to achieve goals. Forward-looking information and statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results and performance to be materially different from those expressed or implied by such forward-looking information and statements, including but not limited to: our ability to realize sales from our backlog; our ability to obtain new contracts at attractive prices; the execution of purchase commitments by our customers, and our ability to successfully deliver on those purchase commitments; the size and timing of customer orders and shipments; the timely completion of contracts; changes to customer orders; product pricing and margins; fluctuations in customer demand; our ability to successfully navigate slowdowns in market activity or execute and capitalize upon growth opportunities; the success of DynaEnergetics’ product, technology, and margin enhancement initiatives; our ability to successfully protect our technology and intellectual property and the costs associated with these efforts; consolidation among DynaEnergetics’ customers; fluctuations in foreign currencies; fluctuations in tariffs and quotas; the cost and availability of energy; the cyclicality of our business; competitive factors; the timing and size of expenditures; the timing and price of metal and other raw material; the adequacy of local labor supplies at our facilities; changes in immigration laws or enforcement programs; our ability to attract and retain key personnel; current or future limits on manufacturing capacity at our various operations; government actions or other changes in laws and regulations; the availability and cost of funds; our ability to access our borrowing capacity under our credit facility; geopolitical and economic instability, including recessions, depressions, wars or other military actions; inflation; supply chain delays and disruptions; transportation disruptions; general economic conditions, both domestic and foreign, impacting our business and the business of our customers and the end-market users we serve; the potential effects of activist stockholder actions and actions that we may take to discourage takeover attempts, as well as the other risks detailed from time to time in our SEC reports, including the annual report on Form 10-K for the year ended December 31, 2024. We do not undertake any obligation to release public revisions to any forward-looking statement, including, without limitation, to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in Thousands, Except Share and Per Share Data)
(unaudited)

	Three months ended			Change
	Sep 30, 2025	Jun 30, 2025	Sep 30, 2024	Sequential	Year-on-year
NET SALES	$151,532	$155,487	$152,429	(3)%	(1)%
COST OF PRODUCTS SOLD	118,703	118,756	122,324	—%	(3)%
Gross profit	32,829	36,731	30,105	(11)%	9%
Gross profit percentage	21.7%	23.6%	19.8%
COSTS AND EXPENSES:
General and administrative expenses	15,282	15,905	14,349	(4)%	7%
Selling and distribution expenses	10,668	10,242	13,856	4%	(23)%
Amortization of purchased intangible assets	4,764	4,763	5,278	—%	(10)%
Goodwill impairment	—	—	141,725	—%	(100)%
Strategic review and related expenses	303	775	1,763	(61)%	(83)%
Restructuring expenses and asset impairments	1,202	1,149	2,069	5%	(42)%
Total costs and expenses	32,219	32,834	179,040	(2)%	(82)%
OPERATING INCOME (LOSS)	610	3,897	(148,935)	(84)%	100%
OTHER EXPENSE:
Other expense, net	(334)	(346)	(520)	(3)%	(36)%
Interest expense, net	(1,632)	(1,811)	(2,113)	(10)%	(23)%
(LOSS) INCOME BEFORE INCOME TAXES	(1,356)	1,740	(151,568)	(178)%	99%
INCOME TAX PROVISION	714	1,419	7,848	(50)%	(91)%
NET (LOSS) INCOME	(2,070)	321	(159,416)	(745)%	99%
Less: Net income (loss) attributable to redeemable noncontrolling interest	1,011	205	(58,093)	393%	102%
NET (LOSS) INCOME ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS	$(3,081)	$116	$(101,323)	(2,756)%	97%
NET LOSS PER SHARE ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS
Basic	$(0.10)	$(0.24)	$(8.27)	58%	99%
Diluted	$(0.10)	$(0.24)	$(8.27)	58%	99%
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	19,930,699	20,134,760	19,706,587	(1)%	1%
Diluted	19,930,699	20,134,760	19,706,587	(1)%	1%
Reconciliation to net (loss) income attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest for purposes of calculating earnings per share

	Three months ended
	Sep 30, 2025	Jun 30, 2025	Sep 30, 2024
Net (loss) income attributable to DMC Global Inc. stockholders	$(3,081)	$116	$(101,323)
Adjustment of redeemable noncontrolling interest	1,018	(4,900)	(61,687)
Net loss attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest	$(2,063)	$(4,784)	$(163,010)

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in Thousands, Except Share and Per Share Data)
(unaudited)

	Nine months ended		Change
	Sep 30, 2025	Sep 30, 2024	Year-on-year
NET SALES	$466,309	$490,477	(5)%
COST OF PRODUCTS SOLD	355,550	371,607	(4)%
Gross profit	110,759	118,870	(7)%
Gross profit percentage	23.8%	24.2%
COSTS AND EXPENSES:
General and administrative expenses	47,861	45,952	4%
Selling and distribution expenses	32,536	37,578	(13)%
Amortization of purchased intangible assets	14,290	15,877	(10)%
Goodwill impairment	—	141,725	(100)%
Strategic review and related expenses	2,376	5,952	(60)%
Restructuring expenses and asset impairments	2,676	2,348	14%
Total costs and expenses	99,739	249,432	(60)%
OPERATING INCOME (LOSS)	11,020	(130,562)	108%
OTHER EXPENSE:
Other expense, net	(898)	(1,213)	(26)%
Interest expense, net	(5,142)	(6,746)	(24)%
INCOME (LOSS) BEFORE INCOME TAXES	4,980	(138,521)	104%
INCOME TAX PROVISION	4,866	12,283	(60)%
NET INCOME (LOSS)	114	(150,804)	100%
Less: Net income (loss) attributable to redeemable noncontrolling interest	2,402	(56,056)	104%
NET LOSS ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS	$(2,288)	$(94,748)	98%
NET LOSS PER SHARE ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS
Basic	$(0.31)	$(8.04)	96%
Diluted	$(0.31)	$(8.04)	96%
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	19,883,652	19,648,253	1%
Diluted	19,883,652	19,648,253	1%
Reconciliation to net loss attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest for purposes of calculating earnings per share

	Nine months ended
	Sep 30, 2025	Sep 30, 2024
Net loss attributable to DMC Global Inc. stockholders	$(2,288)	$(94,748)
Adjustment of redeemable noncontrolling interest	(3,801)	(63,201)
Net loss attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest	$(6,089)	$(157,949)

DMC GLOBAL INC.
SEGMENT STATEMENTS OF OPERATIONS
(Amounts in Thousands)
(unaudited)

Arcadia

	Three months ended			Change
	Sep 30, 2025	Jun 30, 2025	Sep 30, 2024	Sequential	Year-on-year
Net sales	$61,661	$61,980	$57,818	(1)%	7%
Gross profit	17,717	16,250	13,562	9%	31%
Gross profit percentage	28.7%	26.2%	23.5%
COSTS AND EXPENSES:
General and administrative expenses	5,998	6,489	7,223	(8)%	(17)%
Selling and distribution expenses	4,238	4,290	4,210	(1)%	1%
Amortization of purchased intangible assets	4,764	4,763	5,278	—%	(10)%
Goodwill impairment	—	—	141,725	—%	(100)%
Restructuring expenses and asset impairments	132	192	248	(31)%	(47)%
Operating income (loss)	2,585	516	(145,122)	401%	102%
Adjusted EBITDA	8,519	6,725	3,358	27%	154%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(3,408)	(2,690)	(1,344)	27%	154%
Adjusted EBITDA attributable to DMC Global Inc.	$5,111	$4,035	$2,014	27%	154%

	Nine months ended		Change
	Sep 30, 2025	Sep 30, 2024	Year-on-year
Net sales	$189,221	$189,491	—%
Gross profit	54,328	53,532	1%
Gross profit percentage	28.7%	28.3%
COSTS AND EXPENSES:
General and administrative expenses	19,947	22,644	(12)%
Selling and distribution expenses	13,345	12,794	4%
Amortization of purchased intangible assets	14,290	15,833	(10)%
Goodwill impairment	—	141,725	(100)%
Restructuring expenses and asset impairments	649	527	23%
Operating income (loss)	6,097	(139,991)	104%
Adjusted EBITDA	24,571	21,709	13%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(9,829)	(8,684)	13%
Adjusted EBITDA attributable to DMC Global Inc.	$14,742	$13,025	13%

DMC GLOBAL INC.
SEGMENT STATEMENTS OF OPERATIONS
(Amounts in Thousands)
(unaudited)

DynaEnergetics

	Three months ended			Change
	Sep 30, 2025	Jun 30, 2025	Sep 30, 2024	Sequential	Year-on-year
Net sales	$68,946	$66,862	$69,679	3%	(1)%
Gross profit	9,976	13,959	8,347	(29)%	20%
Gross profit percentage	14.5%	20.9%	12.0%
COSTS AND EXPENSES:
General and administrative expenses	2,416	3,028	2,299	(20)%	5%
Selling and distribution expenses	4,514	3,774	7,276	20%	(38)%
Restructuring expenses and asset impairments	57	746	1,821	(92)%	(97)%
Operating income (loss)	2,989	6,411	(3,049)	(53)%	198%
Adjusted EBITDA	$4,867	$8,979	$414	(46)%	1,076%

	Nine months ended		Change
	Sep 30, 2025	Sep 30, 2024	Year-on-year
Net sales	$201,359	$224,011	(10)%
Gross profit	36,746	40,451	(9)%
Gross profit percentage	18.2%	18.1%
COSTS AND EXPENSES:
General and administrative expenses	8,191	8,201	—%
Selling and distribution expenses	12,764	17,540	(27)%
Amortization of purchased intangible assets	—	44	(100)%
Restructuring expenses and asset impairments	803	1,821	(56)%
Operating income	14,988	12,845	17%
Adjusted EBITDA	$21,225	$19,705	8%
NobelClad

	Three months ended			Change
	Sep 30, 2025	Jun 30, 2025	Sep 30, 2024	Sequential	Year-on-year
Net sales	$20,925	$26,645	$24,932	(21)%	(16)%
Gross profit	5,208	6,593	8,269	(21)%	(37)%
Gross profit percentage	24.9%	24.7%	33.2%
COSTS AND EXPENSES:
General and administrative expenses	2,076	852	1,110	144%	87%
Selling and distribution expenses	1,870	2,123	2,190	(12)%	(15)%
Restructuring expenses and asset impairments	1,013	211	—	380%	100%
Operating income	249	3,407	4,969	(93)%	(95)%
Adjusted EBITDA	$2,075	$4,399	$5,776	(53)%	(64)%

DMC GLOBAL INC.
SEGMENT STATEMENTS OF OPERATIONS
(Amounts in Thousands)
(unaudited)

	Nine months ended		Change
	Sep 30, 2025	Sep 30, 2024	Year-on-year
Net sales	$75,729	$76,975	(2)%
Gross profit	19,898	25,135	(21)%
Gross profit percentage	26.3%	32.7%
COSTS AND EXPENSES:
General and administrative expenses	4,119	3,207	28%
Selling and distribution expenses	6,277	6,927	(9)%
Restructuring expenses and asset impairments	1,224	—	100%
Operating income	8,278	15,001	(45)%
Adjusted EBITDA	$11,890	$17,378	(32)%

DMC GLOBAL INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in Thousands)

				Change
	Sep 30, 2025	Jun 30, 2025	Dec 31, 2024	Sequential	Year-end
	(unaudited)	(unaudited)
ASSETS

Cash and cash equivalents	$26,412	$12,427	$14,289	113%	85%
Accounts receivable, net	105,629	110,458	103,361	(4)%	2%
Inventories	140,545	144,557	152,580	(3)%	(8)%
Prepaid expenses and other	14,051	12,732	18,792	10%	(25)%

Total current assets	286,637	280,174	289,022	2%	(1)%

Property, plant and equipment, net	128,110	130,124	129,276	(2)%	(1)%
Purchased intangible assets, net	159,814	164,578	174,104	(3)%	(8)%
Other long-term assets	69,582	70,148	78,935	(1)%	(12)%

Total assets	$644,143	$645,024	$671,337	—%	(4)%

LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST, AND STOCKHOLDERS’ EQUITY

Accounts payable	$46,924	$41,450	$45,059	13%	4%
Contract liabilities	14,105	12,026	23,162	17%	(39)%
Accrued income taxes	5,357	10,377	7,574	(48)%	(29)%
Current portion of long-term debt	3,125	3,563	2,500	(12)%	25%
Other current liabilities	34,260	34,143	35,807	—%	(4)%

Total current liabilities	103,771	101,559	114,102	2%	(9)%

Long-term debt	53,409	55,112	68,318	(3)%	(22)%
Deferred tax liabilities	1,268	1,191	711	6%	78%
Other long-term liabilities	45,641	46,225	50,155	(1)%	(9)%
Redeemable noncontrolling interest	187,080	187,080	187,080	—%	—%
Stockholders’ equity	252,974	253,857	250,971	—%	1%

Total liabilities, redeemable noncontrolling interest, and stockholders’ equity	$644,143	$645,024	$671,337	—%	(4)%

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in Thousands)
(unaudited)

	Three months ended			Nine months ended
	Sep 30, 2025	Jun 30, 2025	Sep 30, 2024	Sep 30, 2025	Sep 30, 2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$(2,070)	$321	$(159,416)	$114	$(150,804)
Adjustments to reconcile net (loss) income to net cash from operating activities:
Depreciation	3,733	3,707	3,444	11,100	10,294
Amortization of purchased intangible assets	4,764	4,763	5,278	14,290	15,877
Amortization of deferred debt issuance costs	262	231	217	710	624
Stock-based compensation	1,360	1,417	1,772	4,376	5,103
Bad debt expense	329	(10)	3,943	1,025	4,979
Deferred income taxes	(421)	392	6,026	(7)	4,734
Asset impairments	—	296	1,044	296	1,044
Goodwill impairment	—	—	141,725	—	141,725
Other	(83)	433	712	905	(76)
Change in working capital, net	10,732	3,696	14,257	5,531	1,285
Net cash provided by operating activities	18,606	15,246	19,002	38,340	34,785
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from maturities of marketable securities	—	—	—	—	3,000
Proceeds from sales of marketable securities	—	—	—	—	9,619
Acquisition of property, plant and equipment	(4,243)	(2,921)	(6,085)	(10,943)	(11,600)
Proceeds from property, plant and equipment reimbursements	1,894	1,362	406	3,682	406
Proceeds on sale of property, plant and equipment	20	6	—	47	100
Proceeds from settlement of note receivable	—	4,167	—	4,167	—
Net cash (used in) provided by investing activities	(2,329)	2,614	(5,679)	(3,047)	1,525
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments on term loan	(625)	(625)	(625)	(1,875)	(118,750)
Borrowings on term loan	—	—	—	—	50,000
Borrowings on revolving loans	52,300	38,359	500	99,159	77,650
Repayments on revolving loans	(53,918)	(51,512)	(9,875)	(111,805)	(50,400)
Payment of debt issuance costs	—	(650)	—	(650)	(2,735)
Distributions to redeemable noncontrolling interest holder	(145)	(5,104)	(3,649)	(6,400)	(8,321)
Net proceeds from issuance of common stock to employees and directors	—	—	—	—	132
Treasury stock purchases	(15)	(79)	(48)	(578)	(1,000)
Net cash used in financing activities	(2,403)	(19,611)	(13,697)	(22,149)	(53,424)
EFFECTS OF EXCHANGE RATES ON CASH	111	(527)	318	(1,021)	585
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	13,985	(2,278)	(56)	12,123	(16,529)
CASH AND CASH EQUIVALENTS, beginning of the period	12,427	14,705	14,567	14,289	31,040
CASH AND CASH EQUIVALENTS, end of the period	$26,412	$12,427	$14,511	$26,412	$14,511

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)
DMC Global
EBITDA and Adjusted EBITDA

	Three months ended			Change
	Sep 30, 2025	Jun 30, 2025	Sep 30, 2024	Sequential	Year-on-year
Net (loss) income	(2,070)	321	(159,416)	(745)%	99%
Interest expense, net	1,632	1,811	2,113	(10)%	(23)%
Income tax provision	714	1,419	7,848	(50)%	(91)%
Depreciation	3,733	3,707	3,444	1%	8%
Amortization of purchased intangible assets	4,764	4,763	5,278	—%	(10)%
EBITDA	8,773	12,021	(140,733)	(27)%	106%
Stock-based compensation	1,360	1,417	1,671	(4)%	(19)%
Goodwill impairment	—	—	141,725	—%	(100)%
Strategic review and related expenses	303	775	1,763	(61)%	(83)%
Restructuring expenses and asset impairments	1,202	1,149	2,069	5%	(42)%
Executive transition costs	—	520	—	(100)%	—%
Other expense, net	334	346	520	(3)%	(36)%
Adjusted EBITDA	$11,972	$16,228	$7,015	(26)%	71%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(3,408)	(2,690)	(1,344)	27%	154%
Adjusted EBITDA attributable to DMC Global Inc.	$8,564	$13,538	$5,671	(37)%	51%

	Nine months ended		Change
	Sep 30, 2025	Sep 30, 2024	Year-on-year
Net income (loss)	$114	$(150,804)	100%
Interest expense, net	5,142	6,746	(24)%
Income tax provision	4,866	12,283	(60)%
Depreciation	11,100	10,294	8%
Amortization of purchased intangible assets	14,290	15,877	(10)%
EBITDA	35,512	(105,604)	134%
Stock-based compensation	4,340	4,824	(10)%
Goodwill impairment	—	141,725	(100)%
Strategic review expenses	2,376	5,952	(60)%
Restructuring expenses and asset impairments	2,676	2,348	14%
Executive transition costs	520	—	100%
Other expense, net	898	1,213	(26)%
Adjusted EBITDA	$46,322	$50,458	(8)%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(9,829)	(8,684)	13%
Adjusted EBITDA attributable to DMC Global Inc.	$36,493	$41,774	(13)%

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)
Adjusted Net (Loss) Income* and Adjusted Diluted Earnings per Share
*Net (loss) income attributable to DMC Global Inc. stockholders prior to the adjustment of redeemable noncontrolling interest for purposes of calculating earnings per share

	Three months ended September 30, 2025
	Amount	Per Share (1)
Net loss attributable to DMC Global Inc.*	$(3,081)	$(0.16)
Strategic review and related expenses, net of tax	303	0.02
Restructuring expenses and asset impairments, net of tax	1,149	0.06
As adjusted	$(1,629)	$(0.08)
(1) Calculated using diluted weighted-average shares outstanding of 19,930,699.

	Three months ended June 30, 2025
	Amount	Per Share (1)
Net income attributable to DMC Global Inc.*	$116	$—
Strategic review and related expenses, net of tax	775	0.04
Restructuring expenses and asset impairments, net of tax	1,062	0.05
Executive transition costs, net of tax	520	0.03
As adjusted	$2,473	$0.12
(1) Calculated using diluted weighted-average shares outstanding of 20,134,760.

	Three months ended September 30, 2024
	Amount	Per Share (1)
Net loss attributable to DMC Global Inc.*	$(101,323)	$(5.14)
Goodwill impairment, net of tax	85,035	4.31
Strategic review and related expenses, net of tax	1,322	0.07
Restructuring expenses and asset impairments, net of tax	1,451	0.07
Establishment of income tax valuation allowance	3,900	0.20
As adjusted	$(9,615)	$(0.49)
(1) Calculated using diluted weighted-average shares outstanding of 19,706,587.

	Nine months ended September 30, 2025
	Amount	Per Share (1)
Net (loss) income attributable to DMC Global Inc.*	$(2,288)	$(0.12)
Strategic review and related expenses, net of tax	2,376	0.12
Restructuring expenses and asset impairments, net of tax	2,406	0.12
Executive transition costs, net of tax	520	0.03
As adjusted	$3,014	$0.15
(1) Calculated using diluted weighted-average shares outstanding of 19,883,652.

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

	Nine months ended September 30, 2024
	Amount	Per Share (1)
Net (loss) income attributable to DMC Global Inc.*	$(94,748)	$(4.82)
Goodwill impairment, net of tax	85,035	4.33
Strategic review and related expenses, net of tax	4,464	0.22
Restructuring expenses and asset impairments, net of tax	1,576	0.08
Establishment of income tax valuation allowance	3,900	0.20
As adjusted	$227	$0.01
(1) Calculated using diluted weighted-average shares outstanding of 19,648,253.

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)
Segment Adjusted EBITDA
Arcadia

	Three months ended			Change
	Sep 30, 2025	Jun 30, 2025	Sep 30, 2024	Sequential	Year-on-year
Operating income (loss), as reported	$2,585	$516	$(145,122)	401%	102%
Adjustments:
Depreciation	1,020	1,016	914	—%	12%
Amortization of purchased intangible assets	4,764	4,763	5,278	—%	(10)%
Stock-based compensation	18	238	315	(92)%	(94)%
Goodwill impairment	—	—	141,725	—%	(100)%
Restructuring expenses and asset impairments	132	192	248	(31)%	(47)%
Adjusted EBITDA	8,519	6,725	3,358	27%	154%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(3,408)	(2,690)	(1,344)	27%	154%
Adjusted EBITDA attributable to DMC Global Inc.	$5,111	$4,035	$2,014	27%	154%

	Nine months ended		Change
	Sep 30, 2025	Sep 30, 2024	Year-on-year
Operating income (loss), as reported	$6,097	$(139,991)	104%
Adjustments:
Depreciation	3,042	2,677	14%
Amortization of purchased intangible assets	14,290	15,833	(10)%
Stock-based compensation	493	938	(47)%
Goodwill impairment	—	141,725	(100)%
Restructuring expenses and asset impairments	649	527	23%
Adjusted EBITDA	24,571	21,709	13%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(9,829)	(8,684)	13%
Adjusted EBITDA attributable to DMC Global Inc.	$14,742	$13,025	13%
DynaEnergetics

	Three months ended			Change
	Sep 30, 2025	Jun 30, 2025	Sep 30, 2024	Sequential	Year-on-year
Operating income (loss), as reported	$2,989	$6,411	$(3,049)	(53)%	198%
Adjustments:
Depreciation	1,821	1,822	1,642	—%	11%
Restructuring expenses and asset impairments	57	746	1,821	(92)%	(97)%
Adjusted EBITDA	$4,867	$8,979	$414	(46)%	1,076%

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

	Nine months ended		Change
	Sep 30, 2025	Sep 30, 2024	Year-on-year
Operating income, as reported	$14,988	$12,845	17%
Adjustments:
Depreciation	5,434	4,995	9%
Amortization of purchased intangible assets	—	44	(100)%
Restructuring expenses and asset impairments	803	1,821	(56)%
Adjusted EBITDA	$21,225	$19,705	8%
NobelClad

	Three months ended			Change
	Sep 30, 2025	Jun 30, 2025	Sep 30, 2024	Sequential	Year-on-year
Operating income, as reported	$249	$3,407	$4,969	(93)%	(95)%
Adjustments:
Depreciation	813	781	807	4%	1%
Restructuring expenses and asset impairments	1,013	211	—	380%	100%
Adjusted EBITDA	$2,075	$4,399	$5,776	(53)%	(64)%

	Nine months ended		Change
	Sep 30, 2025	Sep 30, 2024	Year-on-year
Operating income, as reported	$8,278	$15,001	(45)%
Adjustments:
Depreciation	2,388	2,377	—%
Restructuring expenses and asset impairments	1,224	—	100%
Adjusted EBITDA	$11,890	$17,378	(32)%